UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    November 13, 2007
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
     A copy of a letter delivered to employees of A. Schulman, Inc. (the “Corporation”) on November 13, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
INFORMATION REGARDING PARTICIPANTS
     The Corporation, its directors and certain of its officers and employees may be deemed to be participants in a solicitation of proxies in connection with the Corporation’s upcoming 2007 annual meeting of stockholders. Each of the directors of the Corporation and each of the officers and employees of the Corporation who may be deemed to be participants in the solicitation are listed below, together with the number of equity securities of the Corporation beneficially owned by each of these persons as of November 13, 2007. Each person has both sole voting and sole investment power with respect to the shares listed unless otherwise indicated.

		Shares of Common
		Stock Beneficially
Name	Title	Owned(1)

Terry L. Haines	Chairman of the Board, President and Chief	364,334
	Executive Officer

Paul F. DeSantis	Chief Financial Officer and Treasurer and Vice	20,381(2)
	President of Finance

Barry A. Rhodes	Executive Vice President and Chief Operating	92,033
	Officer for North America

Ronald G. Andres	Vice President of North American Operations	119,433(3)

Gary J. Elek	Vice President and Controller for North America	28,666

David G. Birney	Director	7,000(4)

Howard R. Curd	Director	4,500

Joseph M. Gingo	Director	17,000

Willard R. Holland	Director	20,000

James A. Karman	Director	21,000

James S. Marlen	Director	19,500

		Shares of Common
		Stock Beneficially
Name	Title	Owned(1)

Dr. Peggy Miller	Director	18,000

James A. Mitarotonda	Director	2,371,954(5)

Michael A. McManus	Director	2,500

Ernest J. Novak, Jr.	Director	12,200

John B. Yasinsky	Director	19,000(6)

(1)	Includes the following number of shares that are not owned, but can be purchased within sixty days upon the exercise of options granted under 1992 Non-Employee Directors’ Stock Option Plan, 2002 Equity Incentive Plan and/or the 2006 Incentive Plan: 86,667 by Terry L. Haines; 43,333 by Barry A. Rhodes; 20,000 by Paul F. DeSantis; 64,333 by Ronald G. Andres; 16,666 by Gary J. Elek; 6,000 by each of Dr. Peggy Miller, James A. Karman, Willard R. Holland, John B. Yasinsky and Joseph M. Gingo; and 4,500 by James S. Marlen.

(2)	Mr. DeSantis owns his shares jointly with his spouse, and he has shared voting and dispositive power with respect to such shares.

(3)	Mr. Andres owns 5,300 shares jointly with his spouse, and he has shared voting and dispositive power with respect to such shares.

(4)	Mr. Birney owns 2,500 shares jointly with his spouse, and he has shared voting and dispositive power with respect to such shares.

(5)	Includes 680,410 shares of Common Stock held by Barington Companies Equity Partners, L.P. (“Barington”), 1,202,331 shares held by Barington Companies Offshore Fund, Ltd. (“Barington Fund”) and 484,713 shares beneficially owned by Barington Investments, L.P. (“Barington Investments”). Mr. Mitarotonda is the sole stockholder and director of LNA Capital Corp. (“LNA”), which is the general partner of Barington Capital Group, L.P. (“Barington Capital”), which is the majority member of Barington Companies Advisors, LLC (“Barington Advisors”), Barington Companies Investors, LLC (“Barington Investors”) and Barington Offshore Advisors II, LLC (“Barington Offshore”). Barington Advisors is the investment advisor to Barington and the investment advisor and general partner of Barington Investments. Barington Investors is the general partner of Barington. Barington Advisors may be deemed to have sole power to vote and dispose of the shares owned by Barington Investments and shared power with Barington Investors to vote and dispose of the shares owned by Barington. Barington Offshore is the investment advisor of Barington Fund. Barington Offshore may be deemed to have sole power to vote and dispose of the shares owned by Barington Fund. Also, Mr. Mitarotonda, LNA Capital Corp. and Barington Capital each may be deemed to have sole power to vote and dispose of the shares owned by Barington, Barington Fund and Barington Investments. Mr. Mitarotonda disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(6)	Mr. Yasinsky owns 2,000 shares jointly with his spouse, and he has shared voting and dispositive power with respect to such shares.
* * *
     The Corporation will file a proxy statement in connection with its 2007 annual meeting of stockholders. The Corporation’s stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Corporation with the Securities and Exchange Commission for free at the internet website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement and any amendments and supplements to the proxy statement also will be available for free at the Corporation’s internet website at www.aschulman.com or by writing to A. Schulman, Inc., 3550 West Market Street, Akron, Ohio 44333. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc., toll-free at 1-877-668-1646 or by email at aschulmaninc@georgeson.com.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
     (d)  Exhibits.

Exhibit Number	Description

99.1	Employee letter delivered on November 13, 2007

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Chief Financial Officer, Vice President and Treasurer

Date: November 13, 2007